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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                SYNON CORPORATION

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             (Exact name of registrant as specified in its charter)


            DELAWARE                                             77-680236754
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(State of incorporation or organization)                     (I.R.S. Employer
                                                             Identification No.)

1100 LARKSPUR LANDING CIRCLE, LARKSPUR, CALIFORNIA                  94939

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(Address of principal executive offices)                         (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE.

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Securities to be registered pursuant to Section 12(g) of the Act:


                         COMMON STOCK, $.001 PAR VALUE.

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                                (Title of class)



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                                (Title of class)

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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            The class of securities to be registered hereunder is Common Stock, $.001 par value per share, of Synon Corporation (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement on Form S-1 (File No. 333-27941), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission by the Registrant on May 28, 1997, is incorporated herein by reference.

ITEM 2.     EXHIBITS.

            The following exhibits are filed as part of this registration statement:

            Number      Description

            3.1*        Amended and Restated Certificate
                        of Incorporation of the
                        Registrant filed with the
                        Secretary of State of Delaware
                        on July 16, 1991, as amended by
                        a Certificate of Amendment filed
                        on August 30, 1991 and a
                        Certificate of Amendment filed
                        on August 28, 1992.
            3.2*        Form of Certificate of Amendment of Certificate of
                        Incorporation to be filed with the Secretary of State of
                        Delaware.
            3.3*        Form of Amended and Restated Certificate of
                        Incorporation of the Registrant.
            3.4*        Amended and Restated Bylaws of the Registrant.
            4.1*        Specimen Stock Certificate.
            4.2*        Third Amended and Restated Stockholders Agreement.
            4.3*        Stock Purchase Agreement dated as of August 28, 1992
                        between the Registrant and International
                        Business Machines Corporation,
                        as amended on May 28, 1997.

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*   Incorporated herein by reference to the exhibits of the same number in the
    Registrant's Registration Statement on Form S-1.



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                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  May 30, 1997                      SYNON CORPORATION


                                    By:  /s/ RICHARD H. GOLDBERG
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                                         Richard H. Goldberg
                                         President and Chief Executive Officer